[EATON VANCE-REGISTERED TRADEMARK- LOGO]
MANAGED INVESTMENTS

Annual Report January 31, 2002

[GRAPHIC OF STOCKS CERT.]

[GRAPHIC OF STATUE OF PAUL REVERE]

EATON VANCE
HIGH YIELD
MUNICIPALS
FUND

[GRAPHIC OF BOSTON SKYLINE]

Eaton Vance High Yield Municipals Fund as of January 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

As a major financing mechanism for local and state public initiatives, the municipal bond market is among the most complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal securities, with 1.5 million separate bond issues outstanding. Not surprisingly, given the complexity and diversity of this market, professional trading expertise provides a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the trading fundamentals within this dynamic market.

The Municipal Bond Market:
A $1.5 trillion over-the-counter
financial marketplace...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

Bond prices and yields are influenced by many fundamental and technical factors...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

         -   Coupon;
         -   Maturity;
         -   Call provisions;
         -   Trading characteristics of similar,
             bellwether bonds;
         -   Supply and demand for the bond;
         -   Creditworthiness of the issuer;
         -   Frequency of bond issuance by issuer; and
         -   Trading volume of the issue.

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

Experience, support and market
presence can provide an advantage...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             March 6, 2002

                     MUTUAL FUND SHARES ARE NOT INSURED BY
               THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS
                OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
                SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
                      POSSIBLE LOSS OF PRINCIPAL INVESTED.

Eaton Vance High Yield Municipals Fund as of January 31, 2002

MANAGEMENT DISCUSSION

AN INTERVIEW WITH
THOMAS M. METZOLD,
PORTFOLIO MANAGER OF EATON VANCE
HIGH YIELD MUNICIPALS FUND.

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

Q:   Tom, how did the Fund perform in 2001?

A: Eaton Vance High Yield Municipals Fund Class A had a total return of 5.18% during the year ended January 31, 2002, the result of a decrease in net asset value per share (NAV) from $9.80 on January 31, 2001 to $9.66 on January 31, 2002, and the reinvestment of $0.639 in dividends.(1)

     Class B shares had a total return of 4.38% for the year ended January 31, 2002, the result of a decrease in NAV from $9.77 on January 31, 2001 to $9.64 on January 31, 2002, and the reinvestment of $0.555 in dividends.(1)

     Class C shares had a total return of 4.43% for the year ended January 31, 2002.(1) That return was the result of a decrease in NAV from $9.06 on January 31, 2001 to $8.95 on January 31, 2002, and the reinvestment of $0.509 in dividends.(1)

     Based on the Fund's most recent dividends and NAVs on January 31, 2002 of $9.66 per share for Class A, $9.64 for Class B, and $8.95 for Class C, the distribution rates were 6.52%, 5.76% and 5.75%, respectively.(2) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 10.62%, 9.38% and 9.36%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at January 31 were 6.96%, 6.55% and 6.55%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 11.34%, 10.67% and 10.67%, respectively.(3)

Q:   What are your thoughts about the municipal bond market over the past year?

A: The municipal bond market turned in a very strong performance in the first half of the fiscal year, supported by the sharp decline in interest rates. By any measure, the rate decline was impressive. At the end of 2001, the Federal Reserve had lowered its benchmark Federal Funds rate - a key short-term interest rate barometer - on 11 occasions by a total of 475 basis points (4.75%).

     The market was helped additionally by the flight to quality among many investors. The weak economy, the tragic events of September 11 and a second consecutive yearly decline in the equity markets sent many investors to the municipal market in search for a refuge against excessive volatility.

     As the year was drawing to a close, however, anecdotal signs of a recovery started to emerge, and the market gave back some of its earlier gains. Nonetheless, the market turned in a


Fund Information
as of January 31, 2002

PERFORMANCE(5)                                     CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                            5.18%     4.38%     4.43%
Five Years                                          4.32      3.55      N.A.
Life of Fund++                                      5.94      5.08      2.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                            0.17%     -0.55%     3.44%
Five Years                                          3.31       3.23      N.A.
Life of Fund++                                      5.15       5.08      2.94

++Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

FIVE LARGEST SECTOR WEIGHTINGS(6)
-------------------------------------------------------------------------------
Industrial Development Revenue                                          17.9%

Senior Living/Life Care                                                 11.8%

Hospital                                                                10.9%

Housing                                                                  9.6%

Nursing Homes                                                            8.7%

Federal income tax information on distributions. For federal income tax purposes, 99.40% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2002 was designated as an exempt-interest dividend.

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) After-tax rates assume maximum 38.6% federal income tax rate. Rates do not reflect state taxes. A lower rate would result in lower tax-equivalent yields. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC. (6) Five largest sector weightings account for 58.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

     respectable showing, with the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - generating a total return of 5.90% for the year ended January 31, 2002.(1)

Q:   How did the high-yield segment of the municipal market perform?(1)

A: The high-yield municipal segment participated in the rally, although performance slightly lagged the higher-quality tier of the market. Not surprisingly, high-yield issuers, especially those with an exposure to the cyclical side of the economy, have been more profoundly impacted by the recession. The September 11 tragedy discouraged consumer spending, dealing a further blow to already-weak demand. These trends constrained returns for the high-yield market. However, it's interesting to note that the high-yield municipal market significantly outperformed its taxable high-yield counterpart.

Q:   How have you positioned the Portfolio in recent months?(1)

A: The largest sector weighting at January 31 was again industrial development revenue bonds (IDR), at 17.9% of the Portfolio. That constitutes a slightly lower exposure than a year ago, reflecting the impact of a weaker economy on industrial issuers. States and local development agencies issue IDRs to promote economic and industrial development. They provide financing for public works, such as transportation projects, co-generation facilities, private industrial developments and and pollution control. While these bonds promote industrial growth and job creation, they're appealing to investors because they offer very attractive tax-exempt yields. In the past year, however, some major industries have been especially hard-hit and, as a result, we have become increasingly selective.

     The Portfolio's benefited from the broad diversification of its IDR holdings, an important strategic consideration in a weak economy. The Portfolio's holdings included transportation companies, cargo facilities, retailers, metals, paper and business services companies. This diversification has helped avoid an overexposure to a single beleaguered industry.

Q: You mentioned being especially selective with some industries. Could you expand on that idea a bit?

A: Yes. The airline industry is a good example. Already hurt by the recession, the airlines saw passenger traffic decline dramatically after the September attacks. Amid lingering safety concerns, planes were flying at roughly 50% occupancy in the weeks following the attacks. This was especially worrisome, given the importance of the airline industry to the U.S. economy.

     One of the Portfolio's largest holdings at January 31 was an issue for Continental Airlines. While Continental felt the impact of the September events, industry observers believe that the company navigated the post-attack turmoil better than its industry peers. In recent months, Continental has successfully contained costs, while continuing its focus on superior customer service, again ranking first in

PORTFOLIO QUALITY WEIGHTINGS(2)
-------------------------------------------------------------------------------
AAA                                                                      9.3%
AA                                                                       3.0%
A                                                                        3.2%
BBB                                                                      7.5%
BB                                                                       1.0%
B                                                                        0.5%
Other                                                                    0.6%
Non-Rated                                                               74.9%

PORTFOLIO OVERVIEW(2)
-------------------------------------------------------------------------------
Number of Issues                                                          161
Average Rating(3)                                                         BB+
Average Maturity                                                    22.8 Yrs.
Effective Maturity                                                  15.8 Yrs.
Average Call                                                         6.3 Yrs.
Average Dollar Price                                                   $94.28

(1)  It is not possible tio invest directly in an Index.

(2) Because the Fund is actively managed, Portfolio Quality Weightings and Portfolio Overview are subject to change.

(3) Average Rating includes Eaton Vance's internal ratings assigned to non-rated bonds.

     customer satisfaction surveys. The company was voted Airline of the Year in 2001 by an industry group and appears well-positioned in the event of an economic recovery.

Q:   What other areas have you emphasized in the Portfolio?

A: Unlike industrial companies, whose revenues may suffer in a recession, health care company revenues tend to remain relatively immune to economic fluctuations. This characteristic makes health care issuers attractive to investors in a slow economy.

     The Portfolio maintained a significant exposure to several segments of the health care sector, including senior living facilities, hospitals and nursing homes. The health care sector has come under increasing scrutiny of investors with changes in Medicare reimbursements and the call for HMO reforms. But well-managed senior living facilities represent an attractive, long-term health care alternative for America's aging population. While overbuilding has resulted in competitive pressures in some communities, many projects have been well-received by seniors and their families. Typically, the bonds carry above-average coupons, as well as the potential for future upgrades.

Q: Tom, what is your outlook for the high-yield municipal market in the coming year?

A: In my view, the outlook for the municipal market is fairly constructive. With the Federal Reserve indicating that it does not view inflation as a major threat for the foreseeable future, there is relatively little likelihood that the Federal Reserve will raise interest rates aggressively in the coming year.

     As I indicated earlier, there have already been some tentative signs of a recovery. Given what the nation has been through in the past year, it may understandably take some time for consumers - and businesses, for that matter - to spend with confidence. But it certainly appears that the worst of the downturn is behind us. With a gradually improving economy, the outlook for high-yield, industrial issuers should improve significantly.

     Like most observers, municipal bond investors are uncertain about the near-term direction of the economy and the financial markets. History has shown that recessions can provide an occasion for states, municipalities and businesses alike to iron out the excesses and emerge in stronger shape for the next leg up. I believe that, as the recovery takes hold, the high-yield segment of the municipal market - and High Yield Municipals Portfolio - will continue providing attractive income opportunities for tax-conscious investors.


Your Investment at Work
     [GRAPHIC]

     Delaware County Authority(1)
     White Horse Village, 7.30%, 7/1/14
     Continuing Care Retirement Community

- Delaware County Authority was created in 1974 to finance the construction of buildings and facilities for a wide range of public purposes, including hospitals, health care centers and other revenue-producing projects.

- White Horse Village is a continuing care community located in Edgmont Township, about 20 miles west of Philadelphia. The facility includes a 306-unit residential center with dining, lounge and recreational areas, and a health care center featuring skilled 59 nursing beds and 39 personal care units.

- The proceeds of these 1996 bonds were used to refund a 1989 First Mortgage Issue that financed the construction of the Edgmont Township facility. The bonds are non-rated and have an attractive 7.30% coupon.

(1) Comments regarding individual securities reflect management's opinion at the time of this report. Portfolio holdings will change over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HIGH YIELD MUNICIPALS FUND CLASS A VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX* AUGUST 31, 1995 - JANUARY 31, 2002



                       EATON VANCE
                       HIGH YIELD
                       MUNICIPALS         FUND,         LEHMAN BROTHERS
                          FUND          INCL. MAX.       MUNICIPAL BOND
             DATE       CLASS A        SALES CHARGE           INDEX
             ----      -----------     ------------      ----------------
            8/31/95      10,000          10,000                 10,000
            9/30/95      10,229           9,741                 10,063
           10/31/95      10,420           9,923                 10,209
           11/30/95      10,680          10,171                 10,379
           12/31/95      10,824          10,307                 10,479
            1/31/96      10,854          10,337                 10,558
            2/29/96      10,770          10,256                 10,487
            3/31/96      10,617          10,111                 10,353
            4/30/96      10,524          10,022                 10,323
            5/31/96      10,669          10,160                 10,319
            6/30/96      10,781          10,267                 10,432
            7/31/96      10,938          10,416                 10,526
            8/31/96      11,021          10,496                 10,524
            9/30/96      11,177          10,643                 10,671
           10/31/96      11,345          10,804                 10,791
           11/30/96      11,523          10,974                 10,989
           12/31/96      11,554          11,003                 10,943
            1/31/97      11,563          11,012                 10,963
            2/28/97      11,664          11,107                 11,064
            3/31/97      11,574          11,022                 10,917
            4/30/97      11,658          11,102                 11,008
            5/31/97      11,788          11,226                 11,174
            6/30/97      12,105          11,528                 11,293
            7/31/97      12,560          11,961                 11,605
            8/31/97      12,513          11,916                 11,497
            9/30/97      12,633          12,030                 11,633
           10/31/97      12,800          12,190                 11,708
           11/30/97      12,898          12,283                 11,777
           12/31/97      13,159          12,531                 11,949
            1/31/98      13,352          12,715                 12,072
            2/28/98      13,457          12,815                 12,076
            3/31/98      13,534          12,889                 12,086
            4/30/98      13,493          12,849                 12,032
            5/31/98      13,653          13,002                 12,222
            6/30/98      13,717          13,063                 12,270
            7/31/98      13,619          12,969                 12,301
            8/31/98      13,816          13,157                 12,491
            9/30/98      13,857          13,196                 12,647
           10/31/98      13,828          13,168                 12,647
           11/30/98      13,796          13,138                 12,691
           12/31/98      13,791          13,133                 12,723
            1/31/99      13,907          13,244                 12,874
            2/28/99      13,870          13,208                 12,818
            3/31/99      13,913          13,249                 12,836
            4/30/99      13,966          13,300                 12,868
            5/31/99      13,873          13,211                 12,793
            6/30/99      13,677          13,025                 12,609
            7/31/99      13,671          13,018                 12,655
            8/31/99      13,463          12,820                 12,553
            9/30/99      13,391          12,752                 12,559
           10/31/99      13,105          12,479                 12,423
           11/30/99      13,147          12,520                 12,555
           12/31/99      12,922          12,305                 12,461
            1/31/00      12,708          12,102                 12,407
            2/29/00      12,853          12,239                 12,551
            3/31/00      13,028          12,407                 12,825
            4/30/00      12,940          12,323                 12,750
            5/31/00      12,709          12,103                 12,683
            6/30/00      12,991          12,371                 13,019
            7/31/00      13,157          12,530                 13,201
            8/31/00      13,392          12,753                 13,404
            9/30/00      13,369          12,731                 13,334
           10/31/00      13,361          12,724                 13,480
           11/30/00      13,365          12,728                 13,582
           12/31/00      13,550          12,903                 13,917
            1/31/01      13,584          12,936                 14,055
            2/28/01      13,750          13,094                 14,100
            3/31/01      13,882          13,219                 14,226
            4/30/01      13,662          13,010                 14,072
            5/31/01      13,823          13,164                 14,223
            6/30/01      14,012          13,343                 14,319
            7/31/01      14,232          13,553                 14,531
            8/31/01      14,482          13,791                 14,770
            9/30/01      14,269          13,588                 14,721
           10/31/01      14,289          13,607                 14,888
           11/30/01      14,291          13,609                 14,770
           12/31/01      14,209          13,531                 14,631
            1/31/02      14,287          13,606                 14,884

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HIGH YIELD MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX* AUGUST 31, 1995 - JANUARY 31, 2002


                       EATON VANCE
                       HIGH YIELD
                       MUNICIPALS         FUND          LEHMAN BROTHERS
                          FUND         VALUE WITH        MUNICIPAL BOND
             DATE       CLASS B       SALES CHARGE           INDEX
             ----      -----------    ------------      ----------------

            8/31/95      10,000            N/A               10,000
            9/30/95      10,183                              10,063
           10/31/95      10,358                              10,209
           11/30/95      10,612                              10,379
           12/31/95      10,747                              10,479
            1/31/96      10,764                              10,558
            2/29/96      10,687                              10,487
            3/31/96      10,526                              10,353
            4/30/96      10,428                              10,323
            5/31/96      10,564                              10,319
            6/30/96      10,675                              10,432
            7/31/96      10,821                              10,526
            8/31/96      10,897                              10,524
            9/30/96      11,049                              10,671
           10/31/96      11,206                              10,791
           11/30/96      11,378                              10,989
           12/31/96      11,403                              10,943
            1/31/97      11,403                              10,963
            2/28/97      11,506                              11,064
            3/31/97      11,404                              10,917
            4/30/97      11,478                              11,008
            5/31/97      11,598                              11,174
            6/30/97      11,909                              11,293
            7/31/97      12,348                              11,605
            8/31/97      12,294                              11,497
            9/30/97      12,408                              11,633
           10/31/97      12,564                              11,708
           11/30/97      12,649                              11,777
           12/31/97      12,904                              11,949
            1/31/98      13,075                              12,072
            2/28/98      13,182                              12,076
            3/31/98      13,243                              12,086
            4/30/98      13,195                              12,032
            5/31/98      13,342                              12,222
            6/30/98      13,399                              12,270
            7/31/98      13,292                              12,301
            8/31/98      13,482                              12,491
            9/30/98      13,513                              12,647
           10/31/98      13,462                              12,647
           11/30/98      13,426                              12,691
           12/31/98      13,420                              12,723
            1/31/99      13,524                              12,874
            2/28/99      13,475                              12,818
            3/31/99      13,513                              12,836
            4/30/99      13,557                              12,868
            5/31/99      13,447                              12,793
            6/30/99      13,257                              12,609
            7/31/99      13,239                              12,655
            8/31/99      13,030                              12,553
            9/30/99      12,950                              12,559
           10/31/99      12,673                              12,423
           11/30/99      12,694                              12,555
           12/31/99      12,463                              12,461
            1/31/00      12,264                              12,407
            2/29/00      12,393                              12,551
            3/31/00      12,538                              12,825
            4/30/00      12,461                              12,750
            5/31/00      12,222                              12,683
            6/30/00      12,487                              13,019
            7/31/00      12,640                              13,201
            8/31/00      12,852                              13,404
            9/30/00      12,822                              13,334
           10/31/00      12,818                              13,480
           11/30/00      12,799                              13,582
           12/31/00      12,978                              13,917
            1/31/01      13,002                              14,055
            2/28/01      13,156                              14,100
            3/31/01      13,267                              14,226
            4/30/01      13,049                              14,072
            5/31/01      13,190                              14,223
            6/30/01      13,362                              14,319
            7/31/01      13,563                              14,531
            8/31/01      13,790                              14,770
            9/30/01      13,585                              14,721
           10/31/01      13,600                              14,888
           11/30/01      13,582                              14,770
           12/31/01      13,497                              14,631
            1/31/02      13,572                              14,884

PERFORMANCE**                             CLASS A      CLASS B       CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                   5.18%        4.38%         4.43%
Five Years                                 4.32         3.55          N.A.
Life of Fund++                             5.94         5.08          2.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                   0.17%       -0.55%         3.44%
Five Years                                 3.31         3.23          N.A.
Life of Fund++                             5.15         5.08          2.94

++   Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/7/95. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/18/97 at net asset value would have been worth $11,433 on January 31, 2002.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2002
Assets
------------------------------------------------------
Investment in High Yield Municipals
   Portfolio, at value
   (identified cost, $380,313,427)        $346,942,707
Receivable for Fund shares sold                566,746
------------------------------------------------------
TOTAL ASSETS                              $347,509,453
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $  1,242,162
Payable for Fund shares redeemed               452,955
Payable to affiliate for distribution
   and service fees                             72,798
Payable to affiliate for Trustees' fees          2,199
Accrued expenses                                87,284
------------------------------------------------------
TOTAL LIABILITIES                         $  1,857,398
------------------------------------------------------
NET ASSETS                                $345,652,055
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $390,361,616
Accumulated net realized loss from
   Portfolio
   (computed on the basis of identified
   cost)                                   (10,183,921)
Accumulated net investment loss             (1,154,920)
Net unrealized depreciation from
   Portfolio
   (computed on the basis of identified
   cost)                                   (33,370,720)
------------------------------------------------------
TOTAL                                     $345,652,055
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $134,950,306
SHARES OUTSTANDING                          13,966,368
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.66
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.66)       $      10.14
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $187,231,876
SHARES OUTSTANDING                          19,432,339
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.64
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 23,469,873
SHARES OUTSTANDING                           2,623,679
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.95
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2002
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $25,489,843
Expenses allocated from Portfolio          (2,400,518)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $23,089,325
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     6,256
Service fees
   Class A                                    330,114
   Class B                                  1,917,347
   Class C                                    202,758
Transfer and dividend disbursing agent
   fees                                       247,676
Registration fees                              48,872
Custodian fee                                  32,343
Printing and postage                           25,352
Legal and accounting services                  24,765
Miscellaneous                                  30,050
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,865,533
-----------------------------------------------------

NET INVESTMENT INCOME                     $20,223,792
-----------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (376,267)
   Interest rate swap contracts              (137,181)
-----------------------------------------------------
NET REALIZED LOSS                         $  (513,448)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(3,985,391)
   Interest rate swap contracts                (9,185)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(3,994,576)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(4,508,024)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $15,715,768
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2002  JANUARY 31, 2002
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     20,223,792  $     19,596,052
   Net realized loss                              (513,448)       (5,365,930)
   Net change in unrealized
      appreciation (depreciation)               (3,994,576)        5,713,132
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     15,715,768  $     19,943,254
----------------------------------------------------------------------------
Distributions to shareholders --*
   From net investment income
      Class A                             $     (8,567,678) $     (7,488,458)
      Class B                                  (10,851,672)      (11,155,700)
      Class C                                   (1,133,289)         (909,310)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (20,552,639) $    (19,553,468)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     50,343,699  $     28,131,275
      Class B                                   28,949,870        27,784,490
      Class C                                   10,362,513         6,417,661
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    2,263,363         2,361,649
      Class B                                    3,034,869         3,251,641
      Class C                                      543,624           502,921
   Cost of shares redeemed
      Class A                                  (33,278,721)      (27,582,866)
      Class B                                  (33,551,956)      (44,328,114)
      Class C                                   (4,406,431)       (7,357,671)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $     24,260,830  $    (10,819,014)
----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     19,423,959  $    (10,429,228)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    326,228,096  $    336,657,324
----------------------------------------------------------------------------
AT END OF YEAR                            $    345,652,055  $    326,228,096
----------------------------------------------------------------------------

Accumulated net investment
loss included in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $     (1,154,920) $       (807,293)
----------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS A
                                  -------------------------------------------------------------
                                                     YEAR ENDED JANUARY 31,
                                  -------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000         1999(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  9.800          $  9.790      $ 11.380      $ 11.570
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income                  $  0.627          $  0.640      $  0.640      $  0.647
Net realized and unrealized
   gain (loss)                           (0.128)            0.015        (1.585)       (0.176)
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.499          $  0.655      $ (0.945)     $  0.471
-----------------------------------------------------------------------------------------------

Less distributions*
-----------------------------------------------------------------------------------------------
From net investment income             $ (0.639)         $ (0.645)     $ (0.645)     $ (0.661)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.639)         $ (0.645)     $ (0.645)     $ (0.661)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  9.660          $  9.800      $  9.790      $ 11.380
-----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            5.18%             6.89%        (8.62)%        4.16%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $134,950          $117,525      $114,610      $128,347
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.07%             1.08%         1.01%         0.95%
   Expenses after custodian
      fee reduction(4)                     1.07%             1.08%         1.00%         0.94%
   Net investment income                   6.37%             6.52%         5.95%         5.60%
Portfolio Turnover of the
   Portfolio                                 24%               30%           58%           25%
-----------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change was less than $0.001 per share and 0.01%, respectively, on net investment income per share or on the ratio of net investment income to average net assets for the year ended January 31, 2002. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS B
                                  --------------------------------------------------------------------------
                                                            YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000         1999(2)        1998
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  9.770          $  9.750      $ 11.330      $ 11.520      $ 10.620
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.545          $  0.559      $  0.554      $  0.554      $  0.594
Net realized and unrealized
   gain (loss)                           (0.120)            0.016        (1.579)       (0.167)        0.916
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.425          $  0.575      $ (1.025)     $  0.387      $  1.510
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.555)         $ (0.555)     $ (0.555)     $ (0.577)     $ (0.610)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.555)         $ (0.555)     $ (0.555)     $ (0.577)     $ (0.610)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $  9.640          $  9.770      $  9.750      $ 11.330      $ 11.520
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            4.38%             6.02%        (9.32)%        3.44%        14.67%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $187,232          $191,418      $204,348      $237,497      $191,706
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.82%             1.87%         1.77%         1.72%         1.76%
   Expenses after custodian
      fee reduction(4)                     1.82%             1.87%         1.76%         1.71%         1.74%
   Net investment income                   5.56%             5.72%         5.18%         4.83%         5.36%
Portfolio Turnover of the
   Portfolio                                 24%               30%           58%           25%            8%
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change was less than $0.001 per share and 0.01%, respectively, on net investment income per share or on the ratio of net investment income to average net assets for the year ended January 31, 2002. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at net asset value on the first day and a sale at net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS C
                                  ------------------------------------------------------------
                                                     YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)
----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.060            $ 9.030      $10.490       $10.680
----------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------
Net investment income                  $ 0.511            $ 0.516      $ 0.505       $ 0.506
Net realized and unrealized
   gain (loss)                          (0.112)             0.019       (1.460)       (0.169)
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.399            $ 0.535      $(0.955)      $ 0.337
----------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------
From net investment income             $(0.509)           $(0.505)     $(0.505)      $(0.527)
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.509)           $(0.505)     $(0.505)      $(0.527)
----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 8.950            $ 9.060      $ 9.030       $10.490
----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.43%              6.04%       (9.38)%        3.22%
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $23,470            $17,285      $17,699       $24,576
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.82%              1.89%        1.84%         1.79%
   Expenses after custodian
      fee reduction(4)                    1.82%              1.89%        1.83%         1.78%
   Net investment income                  5.62%              5.70%        5.09%         4.73%
Portfolio Turnover of the
   Portfolio                                24%                30%          58%           25%
----------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change was less than $0.001 per share and 0.01%, respectively, on net investment income per share or on the ratio of net investment income to average net assets for the year ended January 31, 2002. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENT

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Yield Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at January 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   Effective February 1, 2001, the Portfolio adopted the provision of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on all fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $35,533 increase in cost of investments in Portfolio and a corresponding $35,533 increase to unrealized depreciation.

   The effect of this change for the year ended January 31, 2002 was to increase net investment income by $18,780, increase net realized loss by $12,786 and increase net unrealized depreciation by $5,994.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable (if any) and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $9,587,028, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire January 31, 2010 ($628,329), January 31, 2009 ($4,844,026),
   January 31, 2008 ($2,693,858) and January 31, 2006 ($1,420,815). Dividends
   paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   At January 31, 2002, the Fund's undistributed net income on a tax basis was $87,242. The Fund did not have any undistributed long-term gains on a tax basis.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENT CONT'D

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.
 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      5,127,035    2,865,306
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 230,095      240,795
    Redemptions                               (3,385,497)  (2,815,543)
    ------------------------------------------------------------------
    NET INCREASE                               1,971,633      290,558
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      2,953,981    2,846,228
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 309,470      333,045
    Redemptions                               (3,432,150)  (4,536,561)
    ------------------------------------------------------------------
    NET DECREASE                                (168,699)  (1,357,288)
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,140,213      708,639
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  59,831       55,506
    Redemptions                                 (484,826)    (814,790)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      715,218      (50,645)
    ------------------------------------------------------------------

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENT CONT'D

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of EVM and BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $48,640 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2002.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,438,010 and $152,068 for Class B and Class C shares, respectively, to or payable to EVD for the year ended January 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $16,399,000 and $3,129,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year January 31, 2002 amounted to $330,114, $479,337, and $50,690 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $444,000 and $10,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended January 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 2002 aggregated $90,001,189 and $89,632,344, respectively.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUNICIPALS TRUST II AND SHAREHOLDERS OF EATON VANCE HIGH YIELD MUNICIPALS FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) as of January 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 8, 2002

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 2.8%
-------------------------------------------------------------------------
    $ 1,000        Chester, PA, IDA, (Senior Life-Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25          $  1,058,010
      1,905        Chester, PA, IDA, (Senior Life-Choice of
                   Paoli), (AMT), 8.05%, 1/1/24                 1,967,046
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/13                           360,410
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/13                           343,960
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/14                           326,390
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/14                           311,410
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/15                           295,220
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/15                           280,850
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/16                           267,150
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/16                           254,080
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/17                           241,570
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/17                           229,790
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/18                           218,560
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/18                           207,840
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 1/1/19                           197,720
      1,000        Glen Cove, NY, IDA, (The Regency at Glen
                   Cove), 0.00%, 7/1/19                           188,030
      3,500        New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/20            2,798,845
-------------------------------------------------------------------------
                                                             $  9,546,881
-------------------------------------------------------------------------
Cogeneration -- 4.0%
-------------------------------------------------------------------------
    $ 7,000        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  7,323,750
      1,680        New Jersey EDA, (Vineland Cogeneration),
                   (AMT), 7.875%, 6/1/19                        1,709,820
      2,876        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   6.625%, 9/1/20                               2,841,632
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Cogeneration (continued)
-------------------------------------------------------------------------
    $ 2,000        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   (AMT), 5.875%, 9/1/20                     $  1,831,920
-------------------------------------------------------------------------
                                                             $ 13,707,122
-------------------------------------------------------------------------
Education -- 1.5%
-------------------------------------------------------------------------
    $ 3,000        California Educational Facilities
                   Authority, Residual Certificates,
                   Variable Rate, 12/1/32(1)(2)              $  3,207,000
      2,000        New Hampshire HEFA, (Colby-Sawyer
                   College), 7.50%, 6/1/26                      2,089,060
-------------------------------------------------------------------------
                                                             $  5,296,060
-------------------------------------------------------------------------
Electric Utilities -- 5.0%
-------------------------------------------------------------------------
    $ 5,000        Clark County, NV, (Nevada Power), (AMT),
                   5.90%, 10/1/30                            $  4,648,350
      1,250        Connecticut Development Authority,
                   (Connecticut Light and Power), Variable
                   Rate, 9/1/22(1)(3)                           1,291,425
      2,500        Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/22(1)(3)                                 2,582,850
      3,500        Intermountain Power Agency, UT,
                   Variable Rate, 7/1/11(3)                     3,731,875
      1,500        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                1,448,325
      1,660        Salt River, AZ, Agricultural Improvement
                   and Power District Electric, Residual
                   Certificates,
                   Variable Rate, 1/1/25(1)(3)                  1,621,920
      2,000        Southern California Public Power
                   Authority, Variable Rate, 7/1/12(3)          2,125,000
-------------------------------------------------------------------------
                                                             $ 17,449,745
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.7%
-------------------------------------------------------------------------
    $10,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  2,674,100
      3,500        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                                 935,935
      3,295        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                                 737,454
      1,200        Puerto Rico Infrastructure Financing
                   Authority, Escrowed to Maturity,
                   Variable Rate, 10/1/32(1)(2)                 1,445,040
-------------------------------------------------------------------------
                                                             $  5,792,529
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 5.9%
-------------------------------------------------------------------------
    $ 2,845        Illinois Development Finance Authority,
                   (Community Rehabilitation Providers),
                   5.60%, 7/1/19                             $  2,605,110

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Health Care - Miscellaneous (continued)
-------------------------------------------------------------------------
    $ 1,245        Pittsfield Township, MI, (Arbor
                   Hospice), 8.125%, 8/15/17                 $  1,267,124
      2,455        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.75%, 12/1/36                2,565,658
      1,265        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.00%, 12/1/36                1,334,603
      1,047        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.00%, 12/1/36                1,103,807
      2,283        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.75%, 12/1/36                2,363,140
      1,920        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 7.90%, 12/1/36                2,018,482
        360        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.25%, 12/1/36                  387,330
        818        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.375%, 12/1/36                 868,875
      2,266        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.50%, 12/1/36                2,383,784
        951        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.70%, 12/1/36                1,014,335
      1,903        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.81%, 9/1/36                 2,034,037
        571        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 8.875%, 12/1/36                 613,921
-------------------------------------------------------------------------
                                                             $ 20,560,206
-------------------------------------------------------------------------
Hospital -- 10.9%
-------------------------------------------------------------------------
    $ 3,000        Allegheny County, PA, Hospital
                   Development Authority, (West
                   Pennsylvania Allegheny Health System),
                   9.25%, 11/15/30                           $  3,164,850
      2,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(3)                          2,838,525
      2,250        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29      2,005,245
      7,000        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               7,160,790
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 3,685        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.25%, 10/1/18                            $  3,449,492
      3,700        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                              3,421,945
      2,500        Hidalgo County, TX, Health Services
                   Corp., (Mission Hospital, Inc.),
                   6.875%, 8/15/26                              2,357,725
      2,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               2,389,175
      2,000        New Hampshire HEFA, (Littleton
                   Hospital), 6.00%, 5/1/28                     1,567,100
      1,000        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.00%, 8/15/08         822,250
      1,500        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.20%, 8/15/11       1,184,910
      1,500        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.75%, 8/15/12       1,247,910
      2,560        Oneida County, NY, Industrial
                   Development Agency, (Elizabeth Medical
                   Center), 6.00%, 12/1/29                      2,228,275
      1,238        Philadelphia, PA, HEFA, (Graduate Health
                   System), 6.625%, 7/1/21(4)                      24,754
      1,779        Philadelphia, PA, HEFA, (Graduate Health
                   System), 7.00%, 7/1/05(4)                       35,587
        875        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/13(4)                              286,562
      5,900        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(4)                            1,932,250
      1,785        San Gorgonio, CA, (Memorial Health Care
                   District), 5.75%, 5/1/20                     1,525,764
-------------------------------------------------------------------------
                                                             $ 37,643,109
-------------------------------------------------------------------------
Housing -- 9.6%
-------------------------------------------------------------------------
    $ 1,235        Atlanta, GA, Urban Residential Finance
                   Authority, (New Community John Hope
                   Project), (AMT), 7.25%, 6/1/07            $  1,209,818
      2,395        Cuyahoga County, OH, (Rolling Hills
                   Apts.), (AMT), 8.00%, 1/1/28(4)              1,221,450
      2,500        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         2,493,775
      1,590        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05         1,586,359
      1,875        Jefferson County, MO, IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   6.75%, 11/1/29                               1,842,450
        495        Jefferson County, MO, IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   7.125%, 11/1/29                                494,921

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
    $ 3,680        Lucas County, OH, (Country Creek),
                   (AMT), 8.00%, 7/1/26(4)                   $  2,209,619
      4,065        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19        3,773,336
      1,500        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.625%, 7/1/33        1,375,755
      2,370        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 8.00%, 1/1/34         2,158,098
      5,000        Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   Variable Rate, 6/30/09                       5,091,750
      3,360        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               3,146,002
      1,480        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               1,369,296
      2,250        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06           2,238,525
      2,000        Texas Student Housing Corp., (University
                   of Northern Texas), 11.00%, 7/1/31           1,969,540
      1,250        Virginia Housing Development Authority,
                   RITES, (AMT), 5.40%, 7/1/21                  1,273,775
-------------------------------------------------------------------------
                                                             $ 33,454,469
-------------------------------------------------------------------------
Industrial Development Revenue -- 17.9%
-------------------------------------------------------------------------
    $ 2,400        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  2,073,917
      3,065        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   9.25%, 10/1/21                               3,346,735
      2,000        Camden County, NJ, (Holt Hauling),
                   (AMT), 9.875%, 1/1/21                        1,845,000
      3,900        Carbon County, UT, (Laidlaw
                   Environmental Services Inc.), (AMT),
                   7.45%, 7/1/17                                3,966,105
      4,000        Charleston County, SC, IDA, (Zeigler
                   Coal), 6.95%, 8/10/28(4)                     2,230,000
      4,000        Denver, CO, City and County Special
                   Facilities, (United Airlines), (AMT),
                   6.875%, 10/1/32                              2,532,760
      1,215        Florence County, SC, (Stone Container),
                   7.375%, 2/1/07                               1,200,590
      2,700        Hancock County, KY, (Southwire Co.),
                   (AMT), 7.75%, 7/1/25                         2,750,085
      4,000        Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17             3,887,560
      4,200        Houston, TX, Airport System,
                   (Continental Airlines), 6.75%, 7/1/29        3,306,366
      3,715        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                       3,473,748
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 4,185        Kansas City, MO, IDA, (Airline Cargo
                   Facilities), (AMT), 8.50%, 1/1/17         $  4,356,418
      2,910        Kimball, NE, EDA, (Clean Harbors),
                   (AMT), 10.75%, 9/1/26                        2,982,197
      2,730        Maryland EDA, (AFCO Cargo), (AMT),
                   6.50%, 7/1/24                                2,414,194
      1,609        Michigan Strategic Fund, (Crown Paper),
                   (AMT), 6.50%, 8/1/21(4)                        249,364
      1,095        New Albany, IN, IDA, (K-Mart),
                   7.40%, 6/1/06                                  657,493
      2,615        New Hampshire Business Finance
                   Authority, (Crown Paper), (AMT),
                   7.875%, 7/1/26(4)                              405,320
     10,000        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                        7,951,400
        500        New Jersey EDA, (Holt Hauling),
                   8.95%, 12/15/18                                458,750
      4,000        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                3,670,000
      4,000        Ohio Solid Waste Revenue, (Republic
                   Engineered Steels), (AMT),
                   9.00%, 6/1/21(4)                               138,000
      2,000        Perry County, KY, TJ International Inc.,
                   (AMT), 6.55%, 4/15/27                        2,081,140
        500        Philadelphia, PA, IDA, (Refrigerated
                   Enterprises), (AMT), 9.05%, 12/1/19            463,250
      3,500        Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.90%, 4/1/24(4)                 945,000
      3,345        Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.95%, 4/1/25(4)                 903,150
        560        Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                                184,677
        237        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                                135,232
      1,206        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                                626,884
      1,797        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(4)                             15,812
        703        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(4)                              6,187
      3,000        Rumford, ME, Solid Waste Disposal,
                   (Boise Cascade Corp.), 6.875%, 10/1/26       2,972,190
-------------------------------------------------------------------------
                                                             $ 62,229,524
-------------------------------------------------------------------------
Insured - Electric Utilities -- 0.5%
-------------------------------------------------------------------------
    $ 1,500        Puerto Rico Electric Power Authority,
                   RITES, (FSA), Variable Rate,
                   7/1/29(1)(2)                              $  1,548,105
-------------------------------------------------------------------------
                                                             $  1,548,105
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured - General Obligations -- 0.3%
-------------------------------------------------------------------------
    $ 1,000        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(1)(2)     $  1,113,850
-------------------------------------------------------------------------
                                                             $  1,113,850
-------------------------------------------------------------------------
Insured - Hospital -- 0.8%
-------------------------------------------------------------------------
    $ 2,415        California Statewide Communities
                   Development Authority, (Sutter Health)
                   Residual Certificates, (FSA), Variable
                   Rate, 8/15/27(1)(2)                       $  2,852,260
-------------------------------------------------------------------------
                                                             $  2,852,260
-------------------------------------------------------------------------
Insured - Special Tax Revenue -- 1.5%
-------------------------------------------------------------------------
    $ 4,900        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(1)(2)                              $  5,082,280
-------------------------------------------------------------------------
                                                             $  5,082,280
-------------------------------------------------------------------------
Insured - Transportation -- 3.3%
-------------------------------------------------------------------------
    $ 2,985        Monroe County, NY, Airport Authority,
                   (MBIA), DRIVERS, (AMT), Variable Rate,
                   1/1/18(1)(3)                              $  3,477,973
      2,000        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 1/1/30(1)(2)          2,219,700
      6,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 5.00%, 7/1/32(5)           5,889,300
-------------------------------------------------------------------------
                                                             $ 11,586,973
-------------------------------------------------------------------------
Miscellaneous -- 3.1%
-------------------------------------------------------------------------
    $ 3,745        Atlanta, GA, Downtown Development
                   Authority, (Central Atlanta Hospitality
                   Childcare Inc.), 8.00%, 1/1/26            $  2,891,552
      3,000        Colorado River Indian Tribe, AZ,
                   6.25%, 8/1/04                                3,099,570
      2,905        Santa Fe, NM, (1st Interstate Plaza),
                   8.00%, 7/1/13                                2,971,329
      1,870        Union, OR, (Buffalo Peak Golf Club),
                   6.75%, 7/1/24                                1,843,315
-------------------------------------------------------------------------
                                                             $ 10,805,766
-------------------------------------------------------------------------
Nursing Home -- 8.7%
-------------------------------------------------------------------------
    $ 3,405        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                $  2,362,253
      3,250        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                         3,348,507
      2,300        Colorado HFA, (Volunteers of America),
                   5.75%, 7/1/20                                1,945,984
      3,600        Colorado HFA, (Volunteers of America),
                   5.875%, 7/1/28                               2,938,284
      1,100        Colorado HFA, (Volunteers of America),
                   6.00%, 7/1/29                                  919,083
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
    $ 2,175        Kansas City, MO, IDA, (Beverly
                   Enterprises, Inc.), 8.00%, 12/1/02        $  2,208,865
      2,500        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               2,460,550
      1,195        Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25         1,236,431
      2,000        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                1,716,160
      1,526        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.125%, 9/1/09                                 72,474
      4,577        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(4)                              217,424
      3,897        Tarrant County, TX, Health Facilities
                   Authority, (Heart of Texas),
                   8.00%, 9/1/25                                3,859,785
      3,320        Westmoreland, PA, (Highland Health
                   Systems, Inc.), 9.25%, 6/1/22                3,430,058
      3,790        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               3,574,880
-------------------------------------------------------------------------
                                                             $ 30,290,738
-------------------------------------------------------------------------
Pooled Loans -- 1.0%
-------------------------------------------------------------------------
    $ 3,500        Osceola County, FL, IDA, Community
                   Pooled Loan-93, 7.75%, 7/1/17             $  3,575,040
-------------------------------------------------------------------------
                                                             $  3,575,040
-------------------------------------------------------------------------
Senior Living / Life Care -- 11.8%
-------------------------------------------------------------------------
    $ 7,890        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                           $  7,064,864
      2,500        Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26(6)                            1,604,100
      1,585        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                        1,691,972
      3,500        Delaware County, PA, White Horse
                   Village, 7.30%, 7/1/14                       3,584,035
      1,955        Grove City, PA, Area Hospital Authority,
                   (Grove Manor), 6.625%, 8/15/29               1,870,524
      3,685        Illinois Development Finance Authority,
                   (Care Institute, Inc. - Illinois),
                   7.80%, 6/1/25                                3,824,219
      7,500        Kansas City, MO, IDA, (Kingswood United
                   Methodist Manor), 5.875%, 11/15/29           6,480,000
      3,460        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25               3,626,218
      5,315        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                                4,606,510
      3,200        Minneapolis, MN, (Walker Methodist
                   Senior Services), 6.00%, 11/15/28            2,766,688

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Senior Living / Life Care (continued)
-------------------------------------------------------------------------
    $ 5,205        North Miami, FL, Health Care Facilities,
                   (Imperial Club), 8.00%, 1/1/33            $  3,900,211
-------------------------------------------------------------------------
                                                             $ 41,019,341
-------------------------------------------------------------------------
Solid Waste -- 1.0%
-------------------------------------------------------------------------
    $ 3,400        Morgantown, KY, Solid Waste Revenue,
                   (IMCO Recycling, Inc.), 7.45%, 5/1/22     $  3,396,600
-------------------------------------------------------------------------
                                                             $  3,396,600
-------------------------------------------------------------------------
Special Tax Revenue -- 3.0%
-------------------------------------------------------------------------
    $ 2,240        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  2,200,262
      3,405        Bell Mountain Ranch, CO, Metropolitan
                   District, 7.375%, 11/15/19                   3,561,358
      3,800        Cottonwood, CO, Water and Sanitation
                   District, 7.75%, 12/1/20                     4,074,968
         75        South Orange County, CA, Public
                   Financing Authority, (FGIC), DRIVERS,
                   Variable Rate, 8/15/15(1)(3)                   477,975
-------------------------------------------------------------------------
                                                             $ 10,314,563
-------------------------------------------------------------------------
Transportation -- 3.7%
-------------------------------------------------------------------------
    $   930        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.00%, 5/1/21           $    880,171
      1,375        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.125%, 5/1/31             1,303,761
        500        Eagle County, CO, (Eagle County Airport
                   Terminal), (AMT), 7.50%, 5/1/21                494,055
      5,000        New Jersey Transportation Trust Fund
                   Authority, Residual Certificates,
                   Variable Rate, 6/15/17(1)(3)                 5,076,050
      5,250        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27             5,172,300
-------------------------------------------------------------------------
                                                             $ 12,926,337
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Water and Sewer -- 0.5%
-------------------------------------------------------------------------
    $ 1,800        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 1/1/18(1)(3)               $  1,665,900
-------------------------------------------------------------------------
                                                             $  1,665,900
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $375,225,034)                            $341,857,398
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $  5,234,442
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $347,091,840
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At January 31, 2002, the concentration of the Portfolio's investments in various states, determined as a percentage of net assets, individually represent less than 10% in each state.

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2002, 6.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.3% to 4.5% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2)  Security has been issued as a leveraged inverse floater bond.

 (3)  Security has been issued as an inverse floater bond.

 (4)  Non-income producing security.

 (5)  When-issued security.

 (6)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $375,225,034)                          $341,857,398
Cash                                         4,066,674
Receivable for investments sold                 45,000
Interest receivable                          7,063,063
Receivable for open swap contracts              11,747
Prepaid expenses                                 1,779
------------------------------------------------------
TOTAL ASSETS                              $353,045,661
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for when-issued securities        $  5,853,180
Payable for open swap contracts                 20,939
Payable to affiliate for Trustees' fees            656
Accrued expenses                                79,046
------------------------------------------------------
TOTAL LIABILITIES                         $  5,953,821
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $347,091,840
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $380,468,668
Net unrealized depreciation (computed on
   the basis of identified cost)           (33,376,828)
------------------------------------------------------
TOTAL                                     $347,091,840
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $25,500,676
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $25,500,676
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 2,117,624
Trustees' fees and expenses                    21,038
Custodian fee                                 143,713
Legal and accounting services                  86,136
Miscellaneous                                  33,027
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,401,538
-----------------------------------------------------

NET INVESTMENT INCOME                     $23,099,138
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (376,410)
   Interest rate swap contracts              (137,238)
-----------------------------------------------------
NET REALIZED LOSS                         $  (513,648)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(3,987,114)
   Interest rate swap contracts                (9,192)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(3,996,306)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(4,509,954)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $18,589,184
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2002  JULY 31, 2001
-------------------------------------------------------------------------
From operations --
   Net investment income                  $     23,099,138  $ 22,474,205
   Net realized loss                              (513,648)   (5,366,219)
   Net change in unrealized appreciation
      (depreciation)                            (3,996,306)    5,713,575
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $     18,589,184  $ 22,821,561
-------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     90,001,189  $ 61,682,286
   Withdrawals                                 (89,632,344)  (95,294,932)
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $        368,845  $(33,612,646)
-------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     18,958,029  $(10,791,085)
-------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------
At beginning of year                      $    328,133,811  $338,924,896
-------------------------------------------------------------------------
AT END OF YEAR                            $    347,091,840  $328,133,811
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED JANUARY 31,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.70%         0.72%        0.68%        0.67%        0.68%
   Expenses after custodian
      fee reduction                    0.70%         0.72%        0.67%        0.66%        0.66%
   Net investment income               6.69%         6.86%        6.25%        5.88%        6.43%
Portfolio Turnover                       24%           29%          58%          25%           8%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.55%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $347,092      $328,134     $338,925     $390,909     $303,209
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change for the year ended January 31, 2002 on the ratio of net investment income to average net assets was less than 0.01%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a diversified open-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1995. The Portfolio seeks to achieve high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective February 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on all fixed-income securities. Prior to February 1, 2001, the Portfolio did not amortize market discounts on fixed-income securities. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $35,548 increase in cost of securities and a corresponding $35,548 increase in net unrealized depreciation, based on securities held by the Portfolio on January 31, 2002.

   The effect of this change for the year ended January 31, 2002 was an increase in net investment income of $18,788, an increase of net realized loss of $12,792 and an increase in net unrealized depreciation of $5,996.

   The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Interest Rate Swaps -- The Portfolio has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, the Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sales of securities). For the year ended January 31, 2002, the fee was equivalent to 0.61% of the Portfolio's average net assets for such period and amounted to $2,117,624. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $109,408,830 and $82,679,713, respectively, for the year ended January 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at January 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $375,821,884
    ------------------------------------------------------
    Gross unrealized appreciation             $ 10,585,018
    Gross unrealized depreciation              (44,549,504)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(33,964,486)
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At January 31, 2002, the Portfolio has entered into interest rate swap agreements with Morgan Stanley Capital Services, Inc. and Morgan Guaranty Trust Company of New York whereby the Portfolio makes bi-annual payments at a fixed rate equal to 4.7675% and 4.728% on the notional amounts of $8,000,000 and $8,000,000, respectively. In exchange, the Portfolio receives payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amounts. The value of the contracts, which terminate May 1, 2022 and November 1, 2021, are recorded as a payable for open swap contracts of $20,939 and a receivable for open swap contracts of $11,747, respectively, on January 31, 2002.

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH YIELD MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio as of January 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for the five years then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and brokers: where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of High Yield Municipals Portfolio as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 8, 2002

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust II (the Trust), of which Eaton Vance High Yield Municipals Fund (the Fund) is a series, and High Yield Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEES

                           POSITION(S)
NAME,                       WITH THE               TERM OF OFFICE
ADDRESS                     TRUST AND               AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                     PORTFOLIO                SERVICE(3)               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Jessica M.               Trustee          Trustee Since 1998                  President and Chief Executive Officer of
Bibliowicz(1)                                                                 National Financial Partners (financial
Age 42                                                                        services company) (since April 1999).
The Eaton Vance                                                               President and Chief Operating Officer of
Building                                                                      John A. Levin & Co. (registered
255 State Street                                                              investment advisor) (July 1997 to April
Boston, MA 02109                                                              1999) and a Director of Baker,
                                                                              Fentress & Company, which owns John A.
                                                                              Levin & Co., a registered investment
                                                                              advisor (July 1997 to April 1999).
                                                                              Formerly, Executive Vice President of
                                                                              Smith Barney Mutual Funds (July 1994 to
                                                                              June 1997).
James B. Hawkes(2)       Vice President   Vice President and Trustee of       Chairman, President and Chief Executive
Age 60                   and Trustee      Trust Since 1993 and of Portfolio   Officer of BMR, EVM and their corporate
The Eaton Vance                           Since 1995                          parent, Eaton Vance Corp. (EVC), and
Building                                                                      corporate trustee, Eaton Vance, Inc.
255 State Street                                                              (EV); Vice President of EVD. President
Boston, MA 02109                                                              or officer of 170 funds managed by EVM
                                                                              or its affiliates.


NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                    OVERSEEN(4) TRUSTEE     HELD
-----------------------  ------------------------------------------------------------------
Jessica M.                              165                          None
Bibliowicz(1)
Age 42
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James B. Hawkes(2)                      170              Director of EVC, EV and EVD.
Age 60
The Eaton Vance
Building
255 State Street
Boston, MA 02109

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his positions with BMR, EVM, and EVC, which are affiliates of the Trust and the Portfolio.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED TRUSTEES

                           POSITION(S)
NAME,                       WITH THE               TERM OF OFFICE
ADDRESS                     TRUST AND               AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                     PORTFOLIO                SERVICE(3)               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee          Trustee of Trust Since 1993 and     President of Dwight Partners, Inc.
Age 70                                    of Portfolio Since 1995             (corporate relations and communications
The Eaton Vance                                                               company).
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III     Trustee          Trustee of Trust Since 1993 and     Jacob H. Schiff Professor of Investment
Age 67                                    of Portfolio Since 1995             Banking Emeritus, Harvard University
The Eaton Vance                                                               Graduate School of Business
Building                                                                      Administration.
255 State Street
Boston, MA 02109
Norton H. Reamer         Trustee          Trustee of Trust Since 1993 and     Chairman and Chief Operating Officer,
Age 66                                    of Portfolio Since 1995             Hellman, Jordan Management Co., Inc. (an
The Eaton Vance                                                               investment management company).
Building                                                                      President, Unicorn Corporation
255 State Street                                                              (investment and financial advisory
Boston, MA 02109                                                              services company) (since September
                                                                              2000). Formerly, Chairman of the Board,
                                                                              United Asset Management Corporation (a
                                                                              holding company owning institutional
                                                                              investment management firms) and
                                                                              Chairman, President and Director, UAM
                                                                              Funds (mutual funds).


NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                    OVERSEEN(4) TRUSTEE     HELD
-----------------------  ------------------------------------------------------------------
Donald R. Dwight                        170        Trustee/Director of the Royce Funds
Age 70                                             (consisting of 17 portfolios).
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III                    170        Director of Tiffany & Co. and
Age 67                                             Telect, Inc.
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Norton H. Reamer                        170                          None
Age 66
The Eaton Vance
Building
255 State Street
Boston, MA 02109

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

DISINTERESTED TRUSTEES -- (CONTINUED)

                           POSITION(S)
NAME,                       WITH THE               TERM OF OFFICE
ADDRESS                     TRUST AND               AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                     PORTFOLIO                SERVICE(3)               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Lynn A. Stout            Trustee          Trustee Since 1998                  Professor of Law, University of
Age 44                                                                        California at Los Angeles School of Law
The Eaton Vance                                                               (since July 2001). Formerly, Professor
Building                                                                      of Law, Georgetown University Law Center
255 State Street                                                              (prior to July 2001).
Boston, MA 02109
Jack L. Treynor          Trustee          Trustee of Trust Since 1993 and     Investment Adviser and Consultant.
Age 72                                    of Portfolio Since 1995
The Eaton Vance
Building
255 State Street
Boston, MA 02109


NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                    OVERSEEN(4) TRUSTEE     HELD
-----------------------  ------------------------------------------------------------------
Lynn A. Stout                           165                          None
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Jack L. Treynor                         167                          None
Age 72
The Eaton Vance
Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)
NAME,                       WITH THE               TERM OF OFFICE
ADDRESS                     TRUST AND               AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                     PORTFOLIO                SERVICE(3)               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter         President        President of Trust Since 1993 and   Vice President of EVM and BMR. Officer
Age 58                                    of Portfolio Since 1995             of 112 investment companies managed by
The Eaton Vance                                                               EVM or BMR.
Building
255 State Street
Boston, MA 02109
Robert B. MacIntosh      Vice President   Vice President Since 1993           Vice President of EVM and BMR. Officer
Age 45                   of Trust                                             of 111 investment companies managed by
The Eaton Vance                                                               EVM or BMR.
Building
255 State Street
Boston, MA 02109
Thomas M. Metzold        Vice President   Vice President Since 1995           Vice President of EVM and BMR. Officer
Age 43                   of Portfolio                                         of 6 investment companies managed by EVM
The Eaton Vance                                                               or BMR.
Building
255 State Street
Boston, MA 02109
Alan R. Dynner           Secretary        Secretary Since 1997                Vice President, Secretary and Chief
Age 61                                                                        Legal Officer of BMR, EVM and EVC; Vice
The Eaton Vance                                                               President, Secretary and Clerk of EVD.
Building                                                                      Officer of 170 funds managed by EVM and
255 State Street                                                              its affiliates.
Boston, MA 02109
James L. O'Connor        Treasurer        Treasurer of Trust Since 1993 and   Vice President of BMR, EVM, EVD and EVC;
Age 56                                    of Portfolio Since 1995             Officer of 170 funds managed by EVM and
The Eaton Vance                                                               its affiliates.
Building
255 State Street
Boston, MA 02109

The statement of additional information for the Fund includes additional information about the Trustees and Officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE HIGH YIELD MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE HIGH YIELD MUNICIPALS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

            This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


416-3/02                                                                   HYSRC